FORM 4 - JOINT FILER INFORMATION

NAME:                         Frost Gamma Investments Trust

ADDRESS:                      4400 Biscayne Blvd
                              Miami, FL 33137

Designated Filer:             Phillip Frost, M.D.

Issuer and Ticker Symbol:     Vector Group Ltd. (VGR)

Date of Event Requiring
Statement:                    March 14, 2014

FROST GAMMA INVESTMENTS TRUST

    by:      /s/ Phillip Frost MD, as trustee
             ---------------------------------
              Phillip Frost, M.D., Trustee

JOINT FILER INFORMATION

NAME:                         Frost Nevada Investments Trust

ADDRESS:                      4400 Biscayne Blvd
                              Miami, FL 33137

Designated Filer:             Phillip Frost, M.D.

Issuer and Ticker Symbol:     Vector Group Ltd. (VGR)

Date of Event Requiring
Statement:                    March 14, 2014

FROST NEVADA INVESTMENTS TRUST

    by:      /s/ Phillip Frost MD, as trustee
             ---------------------------------
              Phillip Frost, M.D., Trustee